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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2004
                                                 -------------------------------

                          BonusAmerica Worldwide Corp.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Nevada                        333-86982                  75-3026459
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 (State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)                File Number)           Identification No.)

                834 S. Broadway, 5th Floor, Los Angeles, CA 90014
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code              (213) 243-1503
--------------------------------------------------------------------------------

                              Longbow Mining Corp.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant

         On October 25, 2004, we dismissed McKennon, Wilson & Morgan LLP ("MWM") as our principal independent accountant and engaged HLB Hodgson Impey Cheng and its United States affiliate Clancy & Co., P.L.L.C. (collectively, "HLB") to serve as our principal independent accountant, effective as of October 26, 2004. The decision to engage HLB was approved by our Board of Directors. We retained MWM to serve as our principal independent accountant on May 7, 2004.

         Our financial statements for the years ended December 31, 2003 and 2002 were prepared by Moore Stephens Ellis Foster LTD. ("MSEF"). MSEF's reports on our financial statements for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles except that the reports were modified as to uncertainty and contained a disclosure stating that the financial statements were prepared based on the assumption that we would continue as a going concern. The termination of MSEF and the engagement of MWM as our independent accountant was first disclosed on a report on Form 8-K filed May 12, 2004 as amended on May 19, 2004.

         During our two most recent fiscal years and through the date of MWM's termination: (i) there were no disagreements with MWM or MSEF on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of MWM or MSEF, as applicable, would have caused MWM or MSEF to make reference to the subject matter in connection with their respective report of the financial statements for such years or interim periods through October 25, 2004; and (ii) there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

         During our two most recent fiscal years ended December 31, 2003 and 2002, and through the date of the engagement of HLB, we did not consult with HLB regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

         We have provided MWM with a copy of the above disclosures. Attached as
Exhibit 16.1 is a copy of MWM's letter, dated October 28, 2004, stating its agreement with the disclosures in this report concerning its dismissal as MWM's independent accountant.

Item  5.02 Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

         Effective October 26, 2004, our Board of Directors appointed John A. Leper to fill a vacant seat on the Board until the 2005 annual meeting of shareholders, at which time he will be nominated for election by the shareholders. There are no arrangements or understandings pursuant to which Mr. Leper was selected as a director, nor are there any transactions to which the registrant or any subsidiary thereof is a party and in which Mr. Leper has a material interest subject to disclosure under Item 404(a) or (b) of Regulation S-B.

         Effective October 26, 2004, the Board removed Ernest Cheung and appointed John A. Leper to serve as our Secretary. Prior to this time, Mr. Leper served as our Vice President in charge of developing our China-USA trade portal called TradeDragon, as well as consulting in the areas of marketing, business development, corporate planning and strategy. From May 2001 to September 2003, Mr. Leper served as the Chief Marketing Officer and Turnaround Strategist of Stanford International Holding Corporation, our parent company. From 1994 to 2001, Mr. Leper served as the President and was the Founder of TransMedia Communications, a new-media company with a focus on developing and marketing new consumer products and services.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

      16.1 Letter from MWM to the Securities & Exchange Commission dated October 28, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  BONUSAMERICA WORLDWIDE CORP.

                                                  By: /s/ Michael Mak
                                                            --------------------
                                                  Name: Michael Mak
                                                  Title: Chief Executive Officer

        Dated: October 28, 2004